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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 20, 2001


                                   iPCS, INC.

             (Exact name of Registrant as specified in its charter)


                                 333-47682

    Delaware                     333-47688                  36-4350876

(State or other          (Commission File Numbers)       (IRS Employer
  jurisdiction of                                       Identification
  incorporation)                                               Number)


Harris Tower                                                     30303
233 Peachtree Street NE, Suite 1700
Atlanta, Georgia

(Address of principal executive offices)                    (Zip Code)

                                 (404) 525-7272

              (Registrant's telephone number, including area code)

                                       N/A

          (Former name or former address, if changed since last report)

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Item 8.     Change in Fiscal Year

            Effective December 20, 2001, iPCS, Inc. changed its fiscal year end from a calendar year ending on December 31 to a fiscal year ending on September
30. Accordingly, the 2001 fiscal year will end on September 30, 2001, whereas previous fiscal years ended on December 31. The effect of this change was not material to the Company's financial condition or results of operations. The report covering the transition period will be filed on Form 10-K.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        iPCS, INC.
                                        (Registrant)



Date:  December 20, 2001                By:       /s/ Barbara L. Blackford
                                           -------------------------------------
                                            Name:  Barbara L. Blackford
                                            Title: Vice-President, Secretary and
                                                     General Counsel






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